EXHIBIT 99.1

FILED

UNITED STATES COURT OF APPEALS FOR THE NINTH CIRCUIT	JUN 03 2013 MOLLY C. DWYER, CLERK U.S. COURT OF APPEALS

MHC FINANCING LIMITED	No. 07-15982
PARTNERSHIP, an Illinois limited
partnership; GRAPELAND VISTAS	D.C. No. CV-04-03325-VRW
INC., a California corporation,

Plaintiffs - Appellants,	ORDER
v.

CITY OF SAN RAFAEL, a municipal corporation; CONTEMPO MARIN HOMEOWNERS ASSOCIATION, a California corporation, Defendants - Appellees.

MHC FINANCING LIMITED	No. 09-16447
PARTNERSHTIP, an Illinois limited
partnership; GRAPELAND VISTA, INC.,	D.C. No. 3:00-cv-03785-VRW
an Illinois corporation, Plaintiffs - Appellees, v. CITY OF SAN RAFAEL, Defendant - Appellant, And CONTEMPO MARIN HOMEOWNERS

ASSOCIATION,
Defendant-intervenor.

MHC FINANCING LIMITED	No. 09-16451
PARTNERSHTIP, an Illinois limited
partnership; GRAPELAND VISTA, INC.,	D.C. No. 3:00-cv-03785-VRW
an Illinois corporation,
Plaintiffs - Appellees, v. CITY OF SAN RAFAEL, Defendant - Appellant, CONTEMPO MARIN HOMEOWNERS ASSOCIATION, Defendant-intervenor - Appellee.

MHC FINANCING LIMITED	No. 09-16612
PARTNERSHTIP, an Illinois limited
partnership; GRAPELAND VISTA, INC.,	D.C. No. 3:00-cv-03785-VRW
an Illinois corporation,

Plaintiffs - Appellees,

v.

CITY OF SAN RAFAEL,

Defendant, And CONTEMPO MARIN HOMEOWNERS ASSOCIATION, Defendant - intervenor - Appellant.

MHC FINANCING LIMITED	No. 09-16613
PARTNERSHTIP, an Illinois limited
partnership; GRAPELAND VISTA, INC.,	D.C. No. 3:00-cv-03785-VRW
an Illinois corporation,
Plaintiffs - Appellees Cross- Appellants, v. CITY OF SAN RAFAEL, Defendant - Appellant Cross- Appellee, CONTEMPO MARIN HOMEOWNERS ASSOCIATION, Defendant - intervenor - Appellant Cross-Appellee.

Before: FARRIS, THOMAS, and N.R. SMITH, Circuit Judges.

Plaintiffs-Appellees’ petition for panel rehearing is DENIED. The full court has been advised of the petition for rehearing en banc and no judge of the court requested a vote on whether to rehearing the matter. Plaintiffs-Appellees’ petition for rehearing en banc is DENIED.

Defendant-Appellant’s petition for panel rehearing is DENIED.

Defendants-Appellants’ emergency motion for stay of injunction or immediate issuance of mandate is DE NIED as moot.

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